UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

--------------------------------------------------------------------------------


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 23, 2004


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)

                                     Florida
                 (State or other jurisdiction of incorporation)


                0-5423                             59-1277135
             (Commission                        (I.R.S. Employer
             File Number)                      Identification No.)


4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida             33410
         (Address of principal executive offices)                    (Zip Code)


                                 (561) 627-7171
               (Registrant's telephone number, including area code


                             Exhibit Index on Page 4

Item 7.    Financial Statements and Exhibits

           (c)      Exhibits

           Exhibit No.         Description
           -----------         -----------
           12.1                Press release of Dycom Industries, Inc. issued
                               on February 23, 2004.

           12.2 Transscript of Dycom Industries, Inc. conference call to review the company's results and address its outlook, which took place on February 24, 2004.

Item 12.   Results of Operations and Financial Condition

           On February 23, 2004, Dycom Industries, Inc. ("Dycom")issued a press release with respect to its conference call to be held on February 24, 2004. The press release is attached hereto as Exhibit 12.1 and is incorporated in its entirety by reference herein.

           On February 24, 2004, Dycom held a tele-conference call to review its results and to address its outlook.

           In calculating days sales outstanding ("DSO"), Dycom has excluded amounts related to UtiliQuest Holdings Corp. ("UtiliQuest") and First South Utility Construction, Inc. ("First South"). Dycom believes that the presentation of DSO for the quarter ended January 24, 2004, excluding the revenues and receivables attributable to UtiliQuest and First South, provides more useful information to investors. The consolidated receivable balance at January 24, 2004, includes receivables of UtiliQuest and First South, some of which were generated from operations that took place prior to their respective acquisitions. However, Dycom's consolidated revenues for the quarter include UtiliQuest and First South only from the date of their respective acquisitions. Therefore, Dycom believes that calculations of DSO for the quarter excluding the receivables and revenues attributable to UtiliQuest and First South provides a better indication of performance for the quarter ended January 24, 2004.

           In addition to presenting net income and earnings per share, Dycom has presented net income and earnings per share excluding the adjustment for gain on sale of long term accounts receivable. Dycom believes that the information presented, excluding this one time gain, is beneficial to investors because it depicts the results of recurring operations excluding the effects of the sale of accounts receivable that is not a regular part of Dycom's business.


                                                                                Net Receivables          Revenues
                                                                                January 24, 2004     January 24, 2004
Total................................................................                126,645,000          196,369,000
Less: amounts attributable to UtiliQuest and First South ............                 20,695,000           23,394,000
                                                                                ----------------     ----------------
                                                                                     105,950,000          172,975,000
                                                                                ================     ================
Total days sales outstanding ........................................                       58.7
                                                                                ================
Days sales outstanding excluding amounts attributable to UtiliQuest
     and First South.................................................                       55.7
                                                                                ================




                                                                                Net costs and
                                                                            estimated earnings in
                                                                              excess of billing          Revenues
                                                                                January 24, 2004     January 24, 2004
Total................................................................                 38,517,000          196,369,000
Less: amounts attributable to UtiliQuest and First South ............                  6,317,000           23,394,000
                                                                                ----------------     ----------------
                                                                                      32,200,000          172,975,000
                                                                                ================     ================
Total days sales outstanding ........................................                       17.8
                                                                                ================
Days sales outstanding excluding amounts attributable to UtiliQuest
     and First South.................................................                       16.9
                                                                                ================



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


                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DYCOM INDUSTRIES, INC.


Date: February 27, 2003                         By:   /s/ Richard Dunn
                                                -------------------------
                                                Name:  Richard Dunn
                                                Title: Senior Vice President and
                                                Chief Financial Officer


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



EXHIBIT INDEX


Exhibit No.                    Description
-----------                    -----------

12.1 Press release of Dycom Industries, Inc. issued on February 23, 2004.

12.2 Transscript of Dycom Industries, Inc. conference call to review the company's results and address its outlook, which took place on February 24, 2004.



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